SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2002

HNC SOFTWARE INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-26146	33-0248788
(Commission File Number)	(I.R.S. Employer Identification Number)

5935 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
(Address of Principal Executive Offices)

(858) 799-8000
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

     HNC Software Inc. adopted Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“FAS 142”), on January 1, 2002. The implementation of this accounting pronouncement modified the accounting for goodwill and intangibles, which included the cessation of amortizing capitalized goodwill and certain intangible assets. HNC is filing this Form 8-K to include “as adjusted” net loss and net loss per share financial information within its Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999, as if the adoption of FAS 142 had occurred at the beginning of these respective years. Such information is presented within Note 16 to the Consolidated Financial Statements filed as Exhibit 99.01 to this report and incorporated herein by reference.

ITEM 7: FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     The following exhibit is filed herewith:

99.01	Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

HNC SOFTWARE INC

Dated: May 24, 2002

	By:	/s/ RUSSELL C. CLARK

Russell C. Clark, Senior Vice President, Corporate Finance and Assistant Secretary (Principal Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.01	Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.